UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  October 18, 2007

HUNGARIAN TELEPHONE AND CABLE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite #3400
Seattle, Washington 98101-3034
(Address of Principal Executive Offices)

(206) 654-0204
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 18, 2007 Hungarian Telephone and Cable Corp. (the “Company”) completed its acquisition of the Hungarian business of Tele2 ("Tele2"), the Swedish-based alternative telecom operator. The Company purchased the entire equity interests in Tele2's Hungarian subsidiary Tele2 Magyarorszag Kft. ("Tele2 Hungary") for EUR 4 million in cash (approximately $5.7 million), which will be adjusted for the net debt and net working capital of Tele2 Hungary.

Item 7.01 Regulation FD Disclosure*

Hungarian Telephone and Cable Corp. issued a press release today announcing the completion of the acquisition of the Hungarian business of Tele2, the Swedish-based alternative telecom operator.

Item 9.01 Financial Statements and Exhibits*

(a) Financial Statements of Businesses Acquired

In accordance with Item 9.01(a)(4) of Form 8-K, any financial statements required by Item 9.01(a) will be filed by amendment not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro-Forma Financial Information

In accordance with Item 9.01(a)(4) of Form 8-K, any pro forma financial statements required by Item 9.01(b) will be filed by amendment not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits

2.1           Business Quota Sale and Purchase Agreement dated as of July 6, 2007 between Tele2 Europe S.A. and Invitel Tavkozlesi Szolgaltato Zrt. (relating to the sale and purchase of the entire business quota in Tele2 Magyarorszag Kft.), filed as Exhibit 2.1 to Hungarian Telephone and Cable Corp's Quarterly Report on Form 10-Q for the quarter ended June 30, 3007 and incorporated herein by reference.

99.1          Press Release dated October 18, 2007.

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto as Exhibit 99.1 under Item 9.01, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date: October 18, 2007	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

HUNGARIAN TELEPHONE AND CABLE CORP.
Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release dated October 18, 2007